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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         April 29, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                   FIRST TARGET ACQUISITION, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                       0-23905                87-0447497
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                   210 West Fourth Street, Suite 101
                  East Stroudsburg, Pennsylvania 18301
               (Address of Principal Executive Offices)

                            570-420-0318
                   Registrant's Telephone Number


                        3255 South 8820 West
                         Magna, Utah 84044
                         -----------------
        (Former Name and Address of Principal Executive Offices)

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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          Exhibits
          --------

          2         Agreement and Plan of Reorganization

                    Exhibit F-   Exceptions to thatlook.com's financial
                                 statements*


          * A portion of this Exhibit F was inadvertently omitted from the issuer's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on May 12, 1999, and is filed herewith.





                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST TARGET ACQUISITION, INC.

Date: 5-21-99              By: /s/ Gerard A. Powell
     ---------                --------------------------------------
                              Gerard A. Powell
                              President and Director